UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 18, 2026

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 224 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2026, Sylwia Nowak Hauman resigned from her position as Chief Financial Officer (Principal Financial and Accounting Officer) of FOXO Technologies Inc., a Delaware corporation (the “Company”). Ms. Hauman’s resignation letter cited concerns regarding the Company’s internal control environment, financial reporting processes, and the resourcing of the finance and accounting team. The Company respectfully disagrees with the characterizations in Ms. Hauman’s resignation letter and believes the Company’s internal controls, reporting processes and staffing are adequate and have been significantly improved under current management. The Company remains committed to maintaining strong internal controls and fulfilling its reporting obligations in a timely manner as will be demonstrated by filing the upcoming 10-K timely.

On March 24, 2026, the Company appointed Celene Laurene Rattray Grant (age 44) as the Company’s Chief Financial Officer (Principal Financial and Accounting Officer).

Celene Grant is a Certified Public Accountant with over 15 years of experience in financial management, business leadership, and corporate strategy, with particular expertise in the healthcare industry.

Ms. Grant began her engagement with the Company’s predecessor as a consultant Financial Controller in April 2018, a role she held through June 2021. She then joined Certified Foot and Ankle Specialists as Chief Accounting Officer, serving in that capacity from June 2021 through February 2024. Ms. Grant returned to FOXO Technologies in April 2024 as a consultant, where she played a key role in returning the Company to good standing with its SEC reporting obligations, through November 2025. Most recently, from November 2025 until her appointment as Chief Financial Officer, Ms. Grant has been engaged with Rennova Health Inc., leading efforts to bring that company into compliance with SEC reporting requirements.

Ms. Grant holds a Bachelor of Science in Accounting from Florida Atlantic University and a Master of Business Administration from Nova Southeastern University.

There are no family relationships between Ms. Grant and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

There are no transactions between Ms. Grant and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Grant will receive an annual base salary of $200,000 and will be eligible for a discretionary annual bonus of up to $25,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: March 24, 2026	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

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